SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         DATE OF REPORT:  MARCH 11, 1998

                              HRE PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

             MARYLAND                     1-6309                04-2458042*
   (State or Other Jurisdiction      (Commission File        (I.R.S. Employer
 of Incorporation or Organization)        Number)         Identification Number)

                               321 RAILROAD AVENUE
                          GREENWICH, CONNECTICUT 06830
                                  203-863-8200

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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     * I.R.S. Employer Identification Number of HRE Properties,  the predecessor to the registrant prior to the Reorganization described in Registration Statement No. 333-19113-01.





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ITEM 5.  OTHER EVENTS.

         Effective March 11, 1998, HRE Properties, Inc. (the "Company") changed its corporate name to "Urstadt Biddle Properties Inc." The name change was approved by the Company's stockholders at the Annual Meeting of Stockholders held on March 11, 1998. The name change became effective on March 11, 1998 upon the filing of the Articles of Amendment to the Company's Charter with the Maryland State Department of Assessments and Taxation.

         A copy of the press release, dated March 11, 1998, issued by the Company regarding the name change is attached as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Listed below is the exhibit furnished in accordance with Item 601 of Regulation S-K.

                  99.1 Press Release, dated March 11, 1998, announcing corporate name change.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, State of Connecticut on March 11, 1998.

                                      HRE PROPERTIES, INC.

                                      By:       /s/ James R. Moore
                                                --------------------------------
                                                James R. Moore,
                                                Executive Vice President - Chief
                                                Financial Officer


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